UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3596

Seligman Communications and Information Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	6/30/03

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

              SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
           Mid-Year Report June 30, 2003

Seligman
Communications and
Information Fund, Inc.

Mid-Year Report June 30, 2003 Seeking Capital Gain by Investing in Companies Operating in the Communications, Information, and Related Industries

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end equity investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Performance Overview	2

Portfolio Overview	5

Portfolio of Investments	7

Statement of Assets
and Liabilities	10

Statement of
Operations	11

Statements of
Changes in Net Assets	12

Notes to Financial
Statements	13

Financial Highlights	22

Report of
Independent Auditors	27

Board of Directors
and Executive Officers	28

For More Information	back
cover

To The Shareholders

Your mid-year shareholder report for Seligman Communications and Information Fund, Inc. follows this letter. This report contains performance information, as well as the Fund’s investment results and audited financial statements, including a portfolio of investments.

For the six months ended June 30, 2003, the Fund posted a total return of 22.09% based on the net asset value of Class A shares. During the same time period, the Goldman Sachs Technology Index returned 21.84%, the Lipper Science & Technology Funds Average returned 24.09%, and the S&P 500 returned 11.76%.

We appreciate your continued support of Seligman Communications and Information Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 15, 2003

Performance Overview

Growth of an Assumed $10,000 Investment

Class A Shares
June 30, 1993 to June 30, 2003

Class B Shares
April 22, 1996† to June 30, 2003

Class C Shares
May 27, 1999† to June 30, 2003

Class D Shares
June 30, 1993 to June 30, 2003

Class I Shares
November 30, 2001† to June 30, 2003

Class R Shares
April 30, 2003† to June 30, 2003

These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A and Class D shares and since inception for Class B, Class C, Class I and Class R shares, assuming that all applicable initial sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.
Since the measured periods vary, the charts are plotted using different scales and are not comparable. The stocks of smaller companies may be subject to above-average price fluctuations. Past performance is not indicative of future investment results. An investment in the Fund is subject to certain risks, including the possible loss of principal. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments.The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

*	Net of the 4.75% or 1% maximum initial sales charge for Class A and Class C shares, respectively.
**	Excludes the effect of the 1% CDSC.
†	Inception date.

Performance Overview

Investment Results

Total Returns
For Periods Ended June 30, 2003

			Average Annual

	Class R					Class B	Class C	Class I
	Since					Since	Since	Since
	Inception	Six	One	Five	Ten	Inception	Inception	Inception
Class A**	4/30/03*	Months*	Year	Years	Years	4/22/96	5/27/99	11/30/01

With Sales Charge	n/a	16.26%	3.19%	0.12%	13.41%	n/a	n/a	n/a

Without Sales Charge	n/a	22.09	8.35	1.09	13.96	n/a	n/a	n/a

Class B**

With CDSC†	n/a	16.68	2.63	0.07	n/a	n/a	n/a	n/a

Without CDSC	n/a	21.68	7.63	0.35	n/a	5.88%	n/a	n/a

Class C**

With Sales Charge
and CDSC††	n/a	19.44	5.53	n/a	n/a	n/a	(4.83)%	n/a

Without Sales Charge
and CDSC	n/a	21.61	7.57	n/a	n/a	n/a	(4.59)	n/a

Class D**

With 1% CDSC	n/a	20.63	6.58	n/a	n/a	n/a	n/a	n/a

Without CDSC	n/a	21.63	7.58	0.35	13.03	n/a	n/a	n/a

Class I**	n/a	22.49	8.99	n/a	n/a	n/a	n/a	(12.20)%

Class R**

With 1% CDSC	13.05%	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	14.05	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Goldman Sachs
Technology Index***	10.89	21.84	8.62	(4.03)	n/a	n/a	(14.02)	(19.10)

Lipper Science &
Technology Funds
Average***	13.15	24.09	7.43	(1.71)	11.27	4.38 ‡	(11.18)	(18.69)

S&P 500***	6.62	11.76	0.24	(1.62)	10.04	7.05	(6.41)	(7.87)

Net Asset Value Per Share
	6/30/03	12/31/02	6/30/02

Class A	$19.73	$16.16	$18.21

Class B	17.34	14.25	16.11

Class C	17.33	14.25	16.11

Class D	17.32	14.24	16.10

Class I	19.88	16.23	18.24

Class R	19.73	n/a	n/a

Capital Loss Information Per Share
For the Six Months Ended June 30, 2003

Realized	$(0.428)

Unrealized	(1.315	)ø

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of

(Continued on next page.)

Performance Overview
(Continued from page 3.)
Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown on page 3. With respect to Class I shares, the Manager voluntarily reimbursed certain expenses in 2002 and 2001. Absent such reimbursement, returns that include these periods would be lower.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

***	The Goldman Sachs Technology Index, the Standard & Poor’s 500 Composite Stock Index (S&P 500), and the Lipper Science & Technology Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The Lipper Science & Technology Funds Average does not reflect any taxes or sales charges and the Goldman Sachs Technology Index and the S&P 500 do not reflect any taxes, fees or sales charges. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. The Lipper Science & Technology Funds Average measures the performance of mutual funds with objectives similar to the Fund. The Goldman Sachs Technology Index is a broad-based index of publicly owned US technology stocks, designed to measure the performance of the technology sector. Investors cannot invest directly in an average or an index.

†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
‡	From April 25, 1996.
ø	Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2003.

Securities That Had the Greatest Impact
on Net Asset Value (NAV)
For the Six Months Ended June 30, 2003

Top Contributors		Top Detractors

	Impact		Impact
Security	on NAV	Security	on NAV

Synopsys	$0.49	Concord EFS	$0.07

Amdocs	0.41	Charles River Laboratories International	0.03

Amkor Technology	0.34	HealtheTech	0.03

Computer Associates International	0.32	Network Associates	0.02

Laboratory Corp. of America Holdings	0.16	Samsung Electronics	0.02

Seagate Technology	0.15	Motorola	0.02

Lexmark International (Class A)	0.13	Microtune	0.02

Electronic Arts	0.13	Verisity	0.01

Quest Diagnostics	0.10	Websense	0.01

InterActive	0.09	SAP (ADRs)	0.01

Total:	$2.32	Total:	$0.24

Portfolio Overview

Diversification of Net Assets

June 30, 2003

				Percent of Net Assets

				June 30,	December 31,
	Issues	Cost	Value	2003	2002

Common Stocks:

Application Software	7	$763,372,576	$700,561,449	18.6	19.6

Biotechnology	2	70,732,110	68,658,823	1.8	1.7

Communications Equipment	1	27,355,922	33,120,000	0.9	2.7

Computers and Peripherals	4	205,614,197	248,171,155	6.6	6.1

Data Processing and Outsourced Services	9	728,373,712	566,511,500	15.0	14.1

Electronic Equipment and Instruments	4	137,485,696	140,968,532	3.7	4.8

Health Care Equipment and Supplies*	9	233,027,135	259,370,720	6.8	4.2

Health Care Providers and Services	2	345,087,089	387,375,000	10.3	6.8

Home Entertainment Software	2	123,066,208	100,575,500	2.7	3.4

Media	2	103,836,049	100,626,500	2.7	4.1

Semiconductors and
Semiconductor Equipment	2	172,627,688	142,821,250	3.8	3.5

Systems Software	6	760,851,706	707,882,500	18.7	18.7

Telecommunication Services	1	8,691,220	9,644,000	0.2	—

	51	3,680,121,308	3,466,286,929	91.8	89.7

Venture Capital Investments	60	71,432,831	19,264,110	0.5	0.6

Short-Term Holdings and
Other Assets Less Other Liabilities	4	287,102,801	287,102,801	7.7	9.7

Net Assets	115	$4,038,656,940	$3,772,653,840	100.0	100.0

Largest Industries
June 30, 2003

*Net of options written.

Portfolio Overview

Largest Portfolio Changes

During Past Six Months

Largest Purchases	Largest Sales

Quest Diagnostics	Electronic Arts**

Laboratory Corp. of America Holdings	Cisco Systems

Affiliated Computer Services (Class A)*	Sabre Holdings (Class A)

Fisher Scientific International*	Synopsys

Network Associates	Cytyc**

International Business Machines*	Lexmark International (Class A)

Marvell Technology Group*	Millipore**

Becton, Dickinson*	Boston Scientific

Computer Sciences*	Rational Software**

Fair, Isaac	Samsung Electronics**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Largest Portfolio Holdings

June 30, 2003

Security	Value	Percent of Net Assets

Synopsys	$358,643,000	9.5

Laboratory Corp. of America Holdings	195,975,000	5.2

Quest Diagnostics	191,400,000	5.1

SunGard Data Systems	181,370,000	4.8

Symantec	175,260,000	4.6

Computer Associates International	167,100,000	4.4

Microsoft	153,690,000	4.1

Amdocs	136,800,000	3.6

Lexmark International (Class A)	134,463,000	3.6

Autodesk	129,320,000	3.4

Portfolio of Investments
June 30, 2003

	Shares	Value
Common Stocks 91.9%

Application Software 18.6%

Autodeskø	8,000,000	$ 129,320,000

BEA Systems*	2,000,000	21,690,000

Cadence Design Systems*	10,000,000	120,600,000

Fair, Isaac	1,100,000	56,595,000

Printcafe Software*	391,100	955,457

Synopsys*ø	5,800,000	358,643,000

Verisity*ø	1,078,900	12,757,992

		700,561,449

Biotechnology 1.8%

Charles River Laboratories International*	1,900,000	61,142,000

Digene*	276,100	7,516,823

		68,658,823

Communications Equipment 0.9%

Cisco Systems*	2,000,000	33,120,000

Computers and Peripherals 6.6%

International Business Machines	450,000	37,125,000

Itron*ø	1,586,400	34,147,260

Lexmark International (Class A)*	1,900,000	134,463,000

Seagate Technology*	2,404,300	42,435,895

		248,171,155

Data Processing and Outsourced Services 15.0%

Affiliated Computer Services (Class A)*	1,100,000	50,303,000

Amdocs*	5,700,000	136,800,000

BISYS Group*	1,200,000	22,044,000

Computer Sciences*	750,000	28,590,000

Concord EFS*	2,600,000	38,272,000

CSG Systems International*ø	4,000,000	56,600,000

First Data	1,000,000	41,440,000

Sabre Holdings (Class A)	450,000	11,092,500

SunGard Data Systems*	7,000,000	181,370,000

		566,511,500

Electronic Equipment and Instruments 3.7%

Amphenol (Class A)*	1,100,000	51,502,000

Orbotech*ø (Israel)	2,500,000	41,700,000

Varian*	907,400	31,459,558

Waters*	559,800	16,306,974

		140,968,532

See footnotes on page 9.

Portfolio of Investments
June 30, 2003

	Shares	Value
Health Care Equipment and Supplies 6.9%

Advanced Medical Optics*	481,000	$ 8,201,050

Apogent Technologies*	2,100,000	42,000,000

Beckman Coulter	800,000	32,512,000

Becton, Dickinson	1,000,000	38,850,000

Boston Scientific*‡	353,200	21,580,520

Dade Behring Holdings*	800,000	18,564,000

Fisher Scientific International*	1,500,000	52,350,000

Guidant	500,000	22,195,000

STERIS*	1,100,000	25,399,000

		261,651,570

Health Care Providers and Services 10.3%

Laboratory Corp. of America Holdings*	6,500,000	195,975,000

Quest Diagnostics	3,000,000	191,400,000

		387,375,000

Home Entertainment Software 2.7%

Take-Two Interactive Software*	1,800,000	51,048,000

THQ*ø	2,750,000	49,527,500

		100,575,500

Media 2.7%

Clear Channel Communications*	1,350,000	57,226,500

McGraw-Hill	700,000	43,400,000

		100,626,500

Semiconductors and Semiconductor Equipment 3.8%

Amkor Technology*ø	8,250,000	108,446,250

Marvell Technology Group*	1,000,000	34,375,000

		142,821,250

Systems Software 18.7%

BMC Software*	7,500,000	122,475,000

Computer Associates International	7,500,000	167,100,000

Microsoft	6,000,000	153,690,000

NetIQ*	2,500,000	38,637,500

Network Associates*	4,000,000	50,720,000

Symantec*	4,000,000	175,260,000

		707,882,500

Telecommunication Services 0.2%

ALLTEL	200,000	9,644,000

See footnotes on page 9.

Portfolio of Investments
June 30, 2003

	Shares Subject to Call
	or
	Principal Amount		Value
Total Common Stocks (Cost $3,680,716,051)			$ 3,468,567,779

Venture Capital Investments† (Cost $71,432,831) 0.5%			19,264,110

Fixed Time Deposits 9.1%

BNP Paribas, Grand Cayman, 1.3125%, 7/1/03	$100,000,000		100,000,000

Dexia Bank, Grand Cayman, 1.25%, 7/1/03	100,000,000		100,000,000

Rabobank Nederland, Grand Cayman, 1.25%, 7/1/03	41,600,000		41,600,000

Royal Bank of Scotland, Grand Cayman, 1.3125%, 7/1/03	100,000,000		100,000,000

Total Fixed Time Deposits (Cost $341,600,000)			341,600,000

Total Investments (Cost $4,093,748,882) 101.5%			3,829,431,889

Call Options Written (0.1)%

Boston Scientific, expiring August 16, 2003 at $55
(Premiums received $594,743)	319,000	shs.	(2,280,850)

Other Assets Less Other Liabilities (1.4)%			(54,497,199)

Net Assets 100.0%			$3,772,653,840

* Non-income producing security.
ø Affiliated issuers (Fund’s holding representing 5% or more of the outstanding voting securities).
‡ 319,000 shares of the security, with a market value of $19,490,900, are pledged as collateral for the call options written.
† Restricted and non-income producing securities. (See Note 8.)
See Notes to Financial Statements.

Statement of Assets and Liabilities
June 30, 2003

Assets:

Investments, at value:

Common stocks* (cost $3,680,716,051)	3,468,567,779

Venture capital investments (cost $71,432,831)	19,264,110

Fixed time deposits (cost $341,600,000)	341,600,000	$3,829,431,889

Receivable for securities sold		20,976,480

Receivable for Capital Stock sold		2,860,958

Expenses prepaid to shareholder service agent		1,797,351

Receivable for dividends and interest		471,333

Other		152,708

Total Assets		3,855,690,719

Liabilities:

Payable for securities purchased		65,571,280

Payable for Capital Stock repurchased		9,196,990

Management fee payable		2,778,283

Options written (premiums received $594,743)		2,280,850

Distribution and service fees payable		1,815,034

Bank overdraft		811,616

Accrued expenses and other		582,826

Total Liabilities		83,036,879

Net Assets		$3,772,653,840

Composition of Net Assets:

Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
202,297,240 shares outstanding):

Class A		$11,025,810

Class B		4,669,698

Class C		1,030,907

Class D		3,437,962

Class I		63,654

Class R		1,693

Additional paid-in capital		6,389,268,082

Accumulated net investment loss		(28,074,612)

Accumulated net realized loss		(2,342,766,254)

Net unrealized depreciation of investments		(266,003,100)

Net Assets		$3,772,653,840

Net Asset Value Per Share:

Class A ($2,175,891,783 ÷ 110,258,103)		$19.73

Class B ($809,528,340 ÷ 46,696,974)		$17.34

Class C ($178,689,110 ÷ 10,309,070)		$17.33

Class D ($595,553,370 ÷ 34,379,616)		$17.32

Class I ($12,657,055 ÷ 636,543)		$19.88

Class R ($334,182 ÷ 16,934)		$19.73

* Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities)
with a cost of $955,039,047 and a value of $791,142,002.
See Notes to Financial Statements.

Statement of Operations
For the Six Months Ended June 30, 2003

Investment Income:

Dividends* (net of foreign taxes withheld of $82,655)	$ 3,119,524

Interest	982,542

Total Investment Income	4,102,066

Expenses:

Management fees	14,822,830

Distribution and service fees	9,332,969

Shareholder account services	6,265,093

Shareholder reports and communications	333,446

Custody and related services	475,970

Registration	165,911

Auditing and legal fees	65,206

Directors’ fees and expenses	62,755

Miscellaneous	134,307

Total Expenses	31,658,487

Net Investment Loss	(27,556,421)

Net Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:

Net realized loss on investments and foreign currency transactions**	(86,946,340)

Net change in unrealized depreciation of investments	799,252,924

Net Gain on Investments and Foreign Currency Transactions	712,306,584

Increase in Net Assets from Operations	$684,750,163

* Includes dividends from affiliated issuers of $202,500.
** Includes net realized losses from affiliated issuers of $63,078,630.
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Six Months
	Ended	Year Ended
	June 30, 2003	December 31, 2002

Operations:

Net investment loss	$(27,556,421)	$(75,974,024)

Net realized loss on investments and foreign

currency transactions	(86,946,340)	(1,021,884,346)

Net change in unrealized depreciation of investments	799,252,924	(1,151,082,293)

Increase (Decrease) in Net Assets from Operations	684,750,163	(2,248,940,663)

Capital Share Transactions:

Net proceeds from sales of shares	154,661,572	327,582,733

Exchanged from associated funds	664,609,679	311,248,413

Total	819,271,251	638,831,146

Cost of shares repurchased	(301,341,308)	(992,196,845)

Exchanged into associated funds	(717,198,834)	(432,932,931)

Total	(1,018,540,142)	(1,425,129,776)

Decrease in Net Assets from Capital Share Transactions	(199,268,891)	(786,298,630)

Increase (Decrease) in Net Assets	485,481,272	(3,035,239,293)

Net Assets:

Beginning of period	3,287,172,568	6,322,411,861

End of Period (net of accumulated net investment
loss of $28,074,612 and $75,796, respectively)	$3,772,653,840	$3,287,172,568

See Notes to Financial Statements.

Notes to Financial Statements
1.

Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

13

Notes to Financial Statements
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e.	Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Gains or losses from options written are included in net realized and unrealized gain or loss on investments and foreign currency transactions. Written and purchased options are non-income producing investments.

f.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

g.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

h.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

14

Notes to Financial Statements
3.

Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding options and short-term investments, for the six months ended June 30, 2003, amounted to $1,494,717,499 and $1,689,221,129, respectively.

The Fund wrote call options for 319,000 shares for premiums of $594,743 during the six months ended June 30, 2003, all of which were outstanding at June 30, 2003.

At June 30, 2003, the cost of investments for federal income tax purposes was $4,119,872,750. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $26,123,868. The tax basis gross unrealized appreciation and depreciation of portfolio securities were $361,817,420 and $652,258,281, respectively.

4.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.88% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $80,696 from sales of Class A shares. Commissions of $656,371 and $84,733 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2003, fees incurred under the Plan aggregated $2,360,389, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the six months ended June 30, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $3,560,264, $773,854, and $2,638,349, respectively. For the period April 30, 2003 to June 30, 2003, fees incurred in respect of

15

Notes to Financial Statements

Class R shares were $113, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2003, such charges amounted to $52,453.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2003, amounted to $70,295.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2003, Seligman Services, Inc. received commissions of $32,834 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $263,962, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $6,265,093 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2003, the Fund’s potential obligation under the Guaranties is $3,267,900. As of June 30, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2003, of $75,844 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

Notes to Financial Statements
5.	Committed Line of Credit — The Fund is a participant in a joint $420 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility may be increased to a maximum of $535 million prior to September 30, 2003 at the request of the participating funds to add additional banks to or increase the commitments of existing banks in the facility. The credit facility commitment expires in June 2004, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2003, the Fund did not borrow from the credit facility.

6.

Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2002, the Fund had a capital loss carryforward for federal income tax purposes of $2,101,809,290, which is available for offset against future taxable net capital gains, with $1,169,630,633 expiring in 2009 and $932,178,657 expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $123,521,252 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:
	Six Months Ended		Year Ended
	June 30, 2003		December 31, 2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	7,218,842	$122,306,996	10,004,881	$200,327,417

Exchanged from associated funds	28,593,766	474,404,851	3,414,142	70,278,107

Total	35,812,608	596,711,847	13,419,023	270,605,524

Cost of shares repurchased	(10,468,497)	(175,205,134)	(30,721,450)	(587,558,260)

Exchanged into associated funds	(31,138,714)	(519,448,315)	(6,327,427)	(119,573,835)

Transferred to Class I	—	—	(507,042)	(10,992,664)

Total	(41,607,211)	(694,653,449)	(37,555,919)	(718,124,759)

Decrease	(5,794,603)	$(97,941,602)	(24,136,896)	$(447,519,235)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	891,258	$13,311,324	3,117,225	$57,407,975

Exchanged from associated funds	437,959	6,849,982	1,084,471	18,929,776

Total	1,329,217	20,161,306	4,201,696	76,337,751

Cost of shares repurchased	(4,179,863)	(61,601,876)	(11,775,103)	(195,386,447)

Exchanged into associated funds	(952,732)	(13,647,159)	(4,228,951)	(67,571,298)

Total	(5,132,595)	(75,249,035)	(16,004,054)	(262,957,745)

Decrease	(3,803,378)	$(55,087,729)	(11,802,358)	$(186,619,994)

Notes to Financial Statements

	Six Months Ended		Year Ended
	June 30, 2003		December 31, 2002

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	577,447	$8,796,769	2,065,228	$38,347,530

Exchanged from associated funds	133,104	2,074,000	402,214	6,763,582

Total	710,551	10,870,769	2,467,442	45,111,112

Cost of shares repurchased	(1,106,979)	(16,263,540)	(3,063,582)	(50,170,940)

Exchanged into associated funds	(163,677)	(2,353,988)	(825,819)	(12,809,760)

Total	(1,270,656)	(18,617,528)	(3,889,401)	(62,980,700)

Decrease	(560,105)	$(7,746,759)	(1,421,959)	$(17,869,588)

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	532,744	$8,020,909	1,508,640	$27,266,597

Exchanged from associated funds	12,971,889	181,280,846	14,836,564	215,276,948

Total	13,504,633	189,301,755	16,345,204	242,543,545

Cost of shares repurchased	(3,188,760)	(46,944,851)	(9,494,242)	(156,742,272)

Exchanged into associated funds	(12,976,702)	(181,749,372)	(15,908,677)	(232,978,038)

Total	(16,165,462)	(228,694,223)	(25,402,919)	(389,720,310)

Decrease	(2,660,829)	$(39,392,468)	(9,057,715)	$(147,176,765)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	110,548	$1,908,334	227,294	$4,233,214

Transferred from Class A	—	—	507,042	10,992,664

Total	110,548	1,908,334	734,336	15,225,878

Cost of shares repurchased	(77,583)	(1,325,907)	(134,889)	(2,338,926)

Increase	32,965	$582,427	599,447	$12,886,952

	April 30, 2003* to
	June 30, 2003

Class R	Shares	Amount

Net proceeds from sales of shares	16,934	$ 317,240

* Commencement of offering of shares.

Notes to Financial Statements

8.	Restricted Securities — At June 30, 2003, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their amounts, cost and values at June 30, 2003, are as follows:

	Acquisition
Venture Capital Investments	Dates	Shares		Cost	Value

Convertible Preferred Stocks:

Access Data (Series A)	3/29/00	606,061		$ 1,000,001	$ 121,212

Allegis (Series E)	8/31/00	54,932		674,565	104

ART Advanced Recognition Technologies (Series D)	12/6/99	400,000		1,001,724	22,000

Bernard Technologies (Series D)	11/8/99	363,636		1,001,774	32,727

Catena Networks (Series D)	1/22/02	1,369,774		1,653,198	684,887

Chorum Technologies (Series D)	11/10/99	214,506		1,001,274	70,787

Chorum Technologies (Series E)	9/8/00	58,005		1,000,006	22,622

Chorum Technologies (Series F)	9/21/01	13,392		21,159	4,419

Coventor (Series D)	3/8/00	156,494		999,997	89,421

Coventor (Series F)	5/25/01	10,799		96,003	18,732

Entegrity Solutions (Series A-1)	4/25/02	99,754		10,000	—

ePolicy.com (Series B)	5/2/00	562,114		2,000,002	236,088

FlashPoint Technology (Series E)	9/10/99	246,914		1,000,844	123,457

Gateway Learning (Series D)	3/22/00	450,450		1,999,998	1,090,089

Geographic Network Affiliates International (Series A)	12/29/99	20,000		2,000,000	—

Geographic Network Affiliates International (Series B)	12/5/01	100,000		—	—

Global Commerce Systems (Series A)	4/6/00	952		16,360	19

Global Commerce Systems (Series D)	4/6/00	613,720		2,986,283	12,274

GMP Companies (Series A)	9/15/99	200,000		1,002,743	5,920,000

GMP Companies (Series B)	4/3/00	111,111		1,999,998	3,519,995

GMP Companies (Series C)	6/3/02	15,969		542,946	546,778

Homegain.com (Series C)	12/29/99	200,000		2,000,000	212,000

iBiquity Digital (Series A)	1/19/00	107,875		1,001,189	316,074

iBiquity Digital (Series C)	4/24/02	128,532		394,594	300,765

Index Stock Imagery (Series A Jr.)	3/20/00	198,320		1,001,632	89,244

Juniper Financial (Series B)	8/30/00	692,041	†	1,972,480	—

LifeMasters Supported SelfCare (Series E)	1/31/00	129,194		1,033,556	639,512

LifeMasters Supported SelfCare (Series F)	11/12/02	4,528		50,004	23,591

MaMaMedia (Series D)	8/6/99	185,185		1,001,577	—

Metro-OptiX (Series B)	6/23/00	202,020		1,999,998	—

Metro-OptiX (Series C)	9/28/01	25,657		60,551	—

NeoPlanet (Series B)	2/18/00	166,528		2,000,001	61,615

Network Specialists (Series B)	4/14/00 to 11/13/02	253,333		2,144,315	380,000

† Warrants attached.

Notes to Financial Statements

	Acquisition	Shares, Warrants or
Venture Capital Investments (continued)	Dates	Principal Amount		Cost	Value

Convertible Preferred Stocks: (continued)

Nextest Systems (Series B)	11/27/01	1,026,718	shs.	$2,570,481	$1,468,207

OurHouse (Series D)	2/11/00	333,334		2,000,004	6,666

The Petroleum Place (Series C)	3/7/00	16,915		1,000,015	234,273

ProAct Technologies (Series C)	3/23/00	500,000		2,001,249	105,000

Sensable Technologies (Series C)	4/5/00	301,205		1,000,001	132,530

Silicon Wave (Series C)	12/6/99	250,000		1,000,624	43,750

Studio Systems (Series D)	7/10/00	1,333,333		1,000,000	—

Techies.com (Series C)	1/27/00	235,294		1,999,999	—

Total Convertible Preferred Stocks				49,241,145	16,528,838

Common Stocks and Warrants:

Applied Science Fiction	3/29/99 to 9/12/00	1,010,503	†	5,004,891	—

Arzoon	4/11/00	2,252		1,000,369	—

DecisionPoint Applications	4/20/00	153,846		1,000,629	2,923

J.D. Edwards	3/6/00	88,070		952,742	1,241,255

Entegrity Solutions	2/16/00	464,296		1,001,147	—

etang.com	1/6/00	22,613		—	6,106

GoSolutions	4/3/00 to 3/19/01	174,694		2,087,394	54,155

GoSolutions (warrants)	5/24/01	118,302	wts.	30,000	72,164

Interactive Video Technologies	12/23/99	12,956	shs.	1,000,001	—

Juniper Financial	8/30/00	3,380	†	30,062	—

Moai Technologies	1/25/00	41,511		1,999,993	—

MyFamily.com	6/30/99	215,319		999,999	161,489

Network Specialists	4/14/00	11,844		45,685	4,442

P-Com (warrants)	1/14/00	473,702	wts.	—	—

Qpass	5/2/00 to 5/11/01	38,279	shs.	2,160,000	13,398

Vcommerce	11/2/99 to 8/4/00	143,101		1,202,091	14,310

WorldRes.com	3/18/99 to 11/9/99	494,661		3,112,372	979,430

Total Common Stocks and Warrants				21,627,375	2,549,672

Convertible Promissory Notes:

Geographic Network Affiliates International:
9%, payable on demand	12/5/01 to 3/12/02	$320,000	†	320,015	185,600

Techies.com 9%, payable on demand	6/7/00	244,296	†	244,296	—

Total Convertible Promissory Notes				564,311	185,600

Total Venture Capital Investments				$71,432,831	$19,264,110

† Warrants attached.

Notes to Financial Statements

9.	Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2003, is as follows:
		Gross Share	Gross Share		Realized
	Beginning	Purchases	Sales and	Ending	Gain	Dividend	Ending
Affiliate	Shares	and Additions	Reductions	Shares	(Loss)	Income	Value

Amkor Technology	9,059,500	—	809,500	8,250,000	$(947,015)	—	$108,446,250

Autodesk	7,340,000	2,250,000	1,590,000	8,000,000	(1,070,242)	$202,500	129,320,000

CSG Systems
International	5,000,000	—	1,000,000	4,000,000	(24,394,853)	—	56,600,000

HealtheTech	1,100,000	—	1,100,000	—	(7,169,457)	—	—

Itron	750,000	850,000	13,600	1,586,400	(37,297)	—	34,147,260

Orbotech	2,640,500	—	140,500	2,500,000	(194,242)	—	41,700,000

Synopsys	6,500,000	—	700,000	5,800,000	12,810,751	—	358,643,000

THQ	3,935,000	550,000	1,735,000	2,750,000	(41,838,456)	—	49,527,500

Verisity	700,000	600,000	221,100	1,078,900	(237,819)	—	12,757,992

Total					$(63,078,630)	$202,500	$791,142,002

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

	Six Months	Year Ended December 31,
	Ended
	6/30/03	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$16.16	$25.56	$25.30	$47.25	$30.73	$23.25

Income (Loss) from
Investment Operations:

Net investment loss	(0.11)	(0.27)	(0.28)	(0.44)	(0.38)	(0.28)

Net realized and unrealized gain (loss)
on investments	3.68	(9.13)	1.10	(15.82)	22.45	8.11

Total from Investment Operations	3.57	(9.40)	0.82	(16.26)	22.07	7.83

Less Distributions:

Distributions from net realized
capital gain	—	—	(0.56)	(5.69)	(5.55)	(0.35)

Total Distributions	—	—	(0.56)	(5.69)	(5.55)	(0.35)

Net Asset Value, End of Period	$19.73	$16.16	$25.56	$25.30	$47.25	$30.73

Total Return:	22.09%	(36.78)%	3.58%	(37.50)%	74.51%	33.92%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$2,175,892	$1,875,512	$3,582,757	$3,817,360	$6,454,961	$3,890,596

Ratio of expenses to
average net assets	1.60%†	1.59%	1.44%	1.31%	1.39%	1.44%

Ratio of net investment loss
to average net assets	(1.35)%†	(1.39)%	(1.11)%	(1.01)%	(1.09)%	(1.13)%

Portfolio turnover rate	46.97%	89.61%	122.83%	106.93%	119.23%	126.70%

See footnotes on page 26.

Financial Highlights

CLASS B

	Six Months	Year Ended December 31,
	Ended
	6/30/03	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$14.25	$22.71	$22.72	$43.41	$28.75	$21.94

Income (Loss) from
Investment Operations:

Net investment loss	(0.16)	(0.37)	(0.43)	(0.70)	(0.60)	(0.44)

Net realized and unrealized gain (loss)
on investments	3.25	(8.09)	0.98	(14.30)	20.81	7.60

Total from Investment Operations	3.09	(8.46)	0.55	(15.00)	20.21	7.16

Less Distributions:

Distributions from net realized
capital gain	—	—	(0.56)	(5.69)	(5.55)	(0.35)

Total Distributions	—	—	(0.56)	(5.69)	(5.55)	(0.35)

Net Asset Value, End of Period	$17.34	$14.25	$22.71	$22.72	$43.41	$28.75

Total Return:	21.68%	(37.25)%	2.79%	(37.93)%	73.16%	32.89%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$809,528	$719,591	$1,414,602	$1,515,992	$2,143,570	$1,033,105

Ratio of expenses to
average net assets	2.35%†	2.34%	2.19%	2.06%	2.14%	2.19%

Ratio of net investment loss
to average net assets	(2.10)%†	(2.14)%	(1.86)%	(1.76)%	(1.84)%	(1.88)%

Portfolio turnover rate	46.97%	89.61%	122.83%	106.93%	119.23%	126.70%

See footnotes on page 26.

Financial Highlights

CLASS C

	Six Months	Year Ended December 31,
	Ended				5/27/99* to
	6/30/03	2002	2001	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$14.25	$22.70	$22.71	$43.39	$29.39

Income (Loss) from
Investment Operations:

Net investment loss	(0.16)	(0.37)	(0.43)	(0.70)		(0.32)

Net realized and unrealized gain (loss)
on investments	3.24	(8.08)	0.98	(14.29)	19.87

Total from Investment Operations	3.08	(8.45)	0.55	(14.99)	19.55

Less Distributions:

Distributions from net realized capital gain	—	—	(0.56)	(5.69)		(5.55)

Total Distributions	—	—	(0.56)	(5.69)		(5.55)

Net Asset Value, End of Period	$17.33	$14.25	$22.70	$22.71	$43.39

Total Return:	21.61%	(37.22)%	2.79%	(37.92)%	69.33%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$178,689	$154,859	$279,024	$235,243	$120,403

Ratio of expenses to average net assets	2.35%†	2.34%	2.19%	2.06%	2.07	%†

Ratio of net investment loss to
average net assets	(2.10)%†	(2.14)%	(1.86)%	(1.76)%	(1.77	)%†

Portfolio turnover rate	46.97%	89.61%	122.83%	106.93%	119.23	%††

See footnotes on page 26.

Financial Highlights

CLASS D

	Six Months	Year Ended December 31,
	Ended
	6/30/03	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Period	$14.24	$22.69	$22.70	$43.38	$28.72	$21.91

Income (Loss) from
Investment Operations:

Net investment loss	(0.16)	(0.37)	(0.43)	(0.70)	(0.60)	(0.44)

Net realized and unrealized gain (loss)
on investments	3.24	(8.08)	0.98	(14.29)	20.81	7.60

Total from Investment Operations	3.08	(8.45)	0.55	(14.99)	20.21	7.16

Less Distributions:

Distributions from net realized
capital gain	—	—	(0.56)	(5.69)	(5.55)	(0.35)

Total Distributions	—	—	(0.56)	(5.69)	(5.55)	(0.35)

Net Asset Value, End of Period	$17.32	$14.24	$22.69	$22.70	$43.38	$28.72

Total Return:	21.63%	(37.24)%	2.79%	(37.93)%	73.24%	32.94%

Ratios/Supplemental Data:

Net assets, end of period
(000s omitted)	$595,553	$527,412	$1,045,924	$1,157,210	$1,987,773	$1,228,237

Ratio of expenses to
average net assets	2.35%†	2.34%	2.19%	2.06%	2.14%	2.19%

Ratio of net investment loss
to average net assets	(2.10)%†	(2.14)%	(1.86)%	(1.76)%	(1.84)%	(1.88)%

Portfolio turnover rate	46.97%	89.61%	122.83%	106.93%	119.23%	126.70%

See footnotes on page 26.

Financial Highlights

CLASS I					CLASS R

	Six Months		11/30/01*		4/30/03*
	Ended	Year Ended	to		to
	6/30/03	12/31/02	12/31/01		6/30/03

Per Share Data:

Net Asset Value, Beginning of Period	$16.23	$25.56	$24.42		$17.30

Income (Loss) from
Investment Operations:

Net investment loss	(0.07)	(0.17)	(0.01)		(0.05)

Net realized and unrealized gain (loss)
on investments	3.72	(9.16)	1.15		2.48

Total from Investment Operations	3.65	(9.33)	1.14		2.43

Net Asset Value, End of Period	$19.88	$16.23	$25.56		$19.73

Total Return:	22.49%	(36.50)%	4.67%		14.05%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$12,657	$9,798	$106		$334

Ratio of expenses to average net assets	1.08%†	1.11%	0.93	%†	1.77	%†

Ratio of net investment loss to
average net assets	(0.83)%†	(0.91)%	(0.67	)%†	(1.55	)%†

Portfolio turnover rate	46.97%	89.61%	122.83	%ø	46.97	%øø

Without expense reimbursement:**

Ratio of expenses to average net assets		1.12%	1.50	%†

Ratio of net investment loss
to average net assets		(0.92)%	(1.25	)%†

* Commencement of offering of shares.
** The Manager, at its discretion, reimbursed certain expenses of Class I shares.
† Annualized.
†† For the year ended December 31, 1999.
ø For the year ended December 31, 2001.
øø For the six months ended June 30, 2003.
See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc. (the “Fund”), including the portfolio of investments, as of June 30, 2003, and the related statements of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended December 31, 2002, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of June 30, 2003, the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and for the year ended December 31, 2002, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 15, 2003

Board of Directors

Robert B. Catell 3, 4	William C. Morris 1

• Chairman and Chief Executive Officer,	• Chairman of the Board,
KeySpan Corporation	J. & W. Seligman & Co. Incorporated
• Chairman, Carbo Ceramics Inc.
John R. Galvin 2, 4
Leroy C. Richie 2, 4
• Dean Emeritus,
Fletcher School of Law and Diplomacy at	• Chairman and CEO, Q Standards Worldwide,
Tufts University	Inc.
• Director, Kerr-McGee Corporation
Paul C. Guidone 1
Robert L. Shafer 3, 4
• Chief Investment Officer,
J. & W. Seligman & Co. Incorporated	• Retired Vice President, Pfizer Inc.

Alice S. Ilchman 3, 4	James N. Whitson 2, 4

• Director Emerita, Sarah Lawrence College	• Director, C-SPAN
• Trustee, Committee for Economic	• Director, CommScope, Inc.
Development
Brian T. Zino 1
Frank A. McPherson 3, 4
• President, J. & W. Seligman & Co.
• Director, ConocoPhillips	Incorporated
• Director, Integris Health	• Chairman, Seligman Data Corp.
• Chairman, ICI Mutual Insurance Company
John E. Merow 2, 4	• Member of the Board of Governors,
Investment Company Institute
• Director, Commonwealth Industries, Inc.
• Trustee, New York-Presbyterian Hospital
• Retired Chairman and Senior Partner,	Member: 1 Executive Committee
Sullivan & Cromwell LLP	2 Audit Committee
3 Director Nominating Committee
Betsy S. Michel 2, 4	4 Board Operations Committee

• Trustee, The Geraldine R. Dodge Foundation

Executive Officers

William C. Morris	Thomas G. Rose

Chairman	Vice President

Brian T. Zino	Lawrence P. Vogel

President and Chief Executive Officer	Vice President and Treasurer

Paul Wick	Frank J. Nasta

Vice President	Secretary

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche LLP

Important Telephone Numbers

(800) 221-2450	Shareholder Services

(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States

(800) 622-4597	24-Hour Automated Telephone Access Service

This report is intended only for the information of sharehold-
ers or those who have received the offering prospectus cover-
ing shares of Capital Stock of Seligman Communications and
Information Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read
the prospectus carefully before investing or sending money.	EQCI3 6/03

ITEM 2. CODE OF ETHICS.
            Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
            Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
            Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
            Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
            Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submission Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10. EXHIBITS.
(a)(1)   Not applicable.
(a)(2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(b)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	August 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO Brian T. Zino President and Chief Executive Officer

Date:	August 22, 2003

By:	/S/ LAWRENCE P. VOGEL Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	August 22, 2003

SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

EXHIBIT INDEX

(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.